SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): November 1, 2007
ASHFORD HOSPITALITY TRUST, INC.
(Exact name of registrant as specified in its charter)

MARYLAND (State of Incorporation)	001-31775 (Commission File Number)	86-1062192 (I.R.S. Employer Identification Number)

14185 Dallas Parkway, Suite 1100
Dallas, Texas		75254
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (972) 490-9600
Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. REGULATION FD DISCLOSURE
On November 1, 2007, Ashford Hospitality Trust, Inc. (the “Company”) held an earnings conference call for its third quarter ended September 30, 2007. A copy of the related Q&A is attached hereto as Exhibit 99.1. On October 31, 2007, the Company filed a Form 8-K that included the actual earnings release text and supplemental tables. On November 1, 2007, the Company filed a Form 8-K that included the transcript related to this earnings conference call.
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
Exhibits
99.1	Third Quarter 2007 Earnings Conference Call Q&A of the Company, dated November 1, 2007

SIGNATURE
Pursuant to the requirements of Section 12 of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: November 5, 2007

ASHFORD HOSPITALITY TRUST, INC.

By:/S/ DAVID A. BROOKS David A. Brooks
Chief Legal Officer